UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2019

Neoleukin Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36327	98-0542593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360-1616 Eastlake Avenue East

Seattle, Washington 98102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (206) 732-2133

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value	NLTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

On December 17, 2019, Neoleukin Therapeutics, Inc. (“Neoleukin”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and Piper Jaffray & Co., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which Neoleukin agreed to issue and sell an aggregate of 8,925,000 shares of its common stock (the “Common Stock”), par value $0.000001 per share (the “Shares”), to the Underwriters (the “Offering”) at the public offering price of $8.40 per share, less underwriting discounts and commissions. Pursuant to the Underwriting Agreement, Neoleukin has also granted the Underwriters a 30-day option to purchase up to an additional 1,338,750 shares of Common Stock (the “Option”) which was exercised in full on December 18, 2019. The Underwriting Agreement contains customary representations and warranties, conditions to closing, market standoff provisions, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is being made pursuant to the shelf registration statement on Form S-3 (File No. 333-223584) that was filed by Neoleukin with the Securities and Exchange Commission (“SEC”) on March 12, 2018 and declared effective by the SEC on April 6, 2018, and a related prospectus supplement.

Neoleukin estimates that the net proceeds from the Offering, including the Option, will be approximately $80.7 million, after deducting underwriting discounts and commissions and estimated Offering expenses. Neoleukin intends to use the net proceeds from the Offering, together with its existing cash resources, to advance development of its lead program, NL-201, to expand its de novo protein design technology, to develop its preclinical pipeline and to fund working capital and for general corporate purposes, including capital improvements to properties it leases. Neoleukin expects the Offering to close on December 20, 2019, subject to customary closing conditions.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. A copy of the opinion of Fenwick & West LLP, relating to the validity of the Shares in connection with the Offering, is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The information contained in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

On December 17, 2019, Neoleukin entered into an exchange agreement (the “Exchange Agreement”) with Baker Brothers Life Sciences, L.P. and an affiliated entity (collectively, the “Exchanging Stockholders”), pursuant to which the Company will exchange an aggregate of 10,925,481 shares of Common Stock held by the Exchanging Stockholders for pre-funded warrants (the “Exchange Warrants”) to purchase an aggregate of 10,925,481 shares of Common Stock (subject to adjustment in the event of stock splits, recapitalizations and other similar events affecting Common Stock), with an exercise price of $0.000001 per share. After giving effect to the exchange of 10,925,481 shares of common stock for pre-funded warrants and the Offering, including the Option, the number of shares of our outstanding common stock immediately after this offering would be 37,697,460. The Exchange Warrants may be exercised at any time after the date of issuance, except that the Exchange Warrants cannot be exercised by the Exchanging Stockholders if, after giving effect thereto, the Exchanging Stockholders would beneficially own more than 9.99% of the outstanding Common Stock, subject to certain exceptions. The holders of the Exchange Warrants will not have the right to vote on any matter except to the extent required by Delaware law. The Exchange Warrants were issued without registration under the Securities Act, in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act.

The foregoing description of the terms of the Exchange Agreement and the Exchange Warrant is qualified in its entirety by reference to the Exchange Agreement and the form of Exchange Warrant, which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On December 17, 2019, Neoleukin issued a press release announcing the pricing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 17, 2019

4.1	Form of Pre-Funded Warrant

5.1	Opinion of Fenwick & West LLP

10.1*	Exchange Agreement, dated December 17, 2019, by and among Neoleukin Therapeutics, Inc., 667, L.P. and Baker Brothers Life Sciences, L.P.

23.1	Consent of Fenwick & West LLP (contained in Exhibit 5.1)

99.1	Press Release dated December 17, 2019

*

Registrant has omitted schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of the omitted schedules and exhibits to the SEC upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the expected net proceeds of the Offering and the anticipated use of proceeds of the Offering, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in Neoleukin’s filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, filed with the SEC on November 13, 2019, the prospectus supplement related to the Offering, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect Neoleukin’s results of operations, which would, in turn, have a significant and adverse impact on Neoleukin’s stock price. Neoleukin cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Neoleukin undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOLEUKIN THERAPEUTICS, INC.

Date: December 18, 2019	By:	/s/ Kamran Alam
Kamran Alam
Interim Chief Financial Officer